Deposits (Scheduled Maturities of Time Deposits) (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Scheduled Maturities of Time Deposits
2018	$ 63,799
2019	25,183
2020	21,044
2021	22,112
2022	15,587
Total	$ 147,725	$ 167,355